UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-439                 16-0338330
 ----------------------------        --------------        -------------------
 (State or other jurisdiction        (Commission           (IRS Employer
  of incorporation)                  File Number)          Identification No.)


             608 Allen Street, Jamestown, New York              14701
      --------------------------------------------------    -------------
            (Address of principal executive offices)          (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On April 19, 2005, American Locker Group Incorporated (the "Company") received notice from The Nasdaq Stock Market ("Nasdaq") indicating that the Company is not in compliance with Nasdaq's requirement for continued listing set forth in Marketplace Rule 4310(c)(14) as a result of the Company's failure to file its Annual Report on Form 10-K for its fiscal year ended December 31, 2004 with the Securities and Exchange Commission. While the notice does not by itself result in immediate delisting of the Company's common stock, Nasdaq stated in its notice that unless the Company requests a hearing with a Nasdaq Listing Qualifications Panel, the Company's common stock will be delisted from Nasdaq at the opening of business on April 28, 2005. In addition, the trading symbol for the Company's common stock will be changed from "ALGI" to "ALGIE" effective as of the opening of business on April 21, 2005.

         Nasdaq rules permit the Company to request a hearing with a Nasdaq Listing Qualifications Panel to appeal Nasdaq's decision to delist the Company's common stock. The Company intends to make a timely request for a hearing on this matter, which will stay the delisting pending the hearing and a determination by the Nasdaq Listing Qualifications Panel, and to request an extension to file its Annual Report on Form 10-K. While the Company is working diligently to file its Annual Report on Form 10-K as soon as possible, there can be no assurance that the Nasdaq Listing Qualifications Panel will grant the Company's request.

         Attached as Exhibit 99.1 hereto is a copy of the Company's press release dated April 20, 2005, with respect to this matter.


Item 9.01.   Financial Statements and Exhibits.

   (c) Exhibits

         99.1    Press release dated April 20, 2005.











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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN LOCKER GROUP INCORPORATED


                                          By: /s/ Edward F. Ruttenberg
                                              ------------------------
                                              Edward F. Ruttenberg
                                              Chairman and
                                              Chief Executive Officer

Dated:  April 21, 2005



















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


                                  EXHIBIT INDEX


Exhibit 99.1           Press release dated April 20, 2005.
































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